EXHIBIT 32.1
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                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Schnitzer Steel Industries, Inc. (the "Company") on Form 10-K for the year ended August 31, 2004 as amended by this Form 10-K/A Amendment No. 1 filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Chairman, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




/s/ ROBERT W. PHILIP
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Robert W. Philip
Chairman, President and Chief Executive Officer


January 5, 2005